                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: February 20, 2001

                              ---------------------


                            NEW ERA OF NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      STATE OF DELAWARE                  000-22043               84-1234845
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                              ---------------------

                 6550 GREENWOOD PLAZA BLVD., ENGLEWOOD, CO 80111
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (303) 694-3933
                     (TELEPHONE NUMBER, INCLUDING AREA CODE)

                              ---------------------

ITEM 5. OTHER EVENTS.

         On February 20, 2001, Sybase, Inc. ("Sybase") issued a press release (attached hereto as Exhibit 99.1) announcing that it had signed an Agreement and Plan of Reorganization (the "Reorganization Agreement" attached hereto as
Exhibit 2.1) by and among Sybase, Neel Acquisition Corp. ("Neel"), a wholly owned subsidiary of Sybase and New Era of Networks, Inc. ("NEON").

         Under the terms of the Reorganization Agreement, Neel will commence an exchange offer (the "Offer") to exchange 0.3878 shares of common stock, par value $0.001 per share, of Sybase (the "Sybase Common Stock"), for each outstanding share of common stock, par value $0.0001 per share, of NEON (the "NEON Common Stock"). Holders of NEON Common Stock tendering their shares in the Offer will receive cash in lieu of any fractional shares of Sybase Common Stock to which they would otherwise be entitled. The consummation of the Offer is subject to, among other things, at least a majority of shares of NEON Common Stock, determined on a fully diluted basis, being validly tendered and not withdrawn prior to the expiration of the Offer.

         Pursuant to the Reorganization Agreement, following the completion of the Offer and the satisfaction or waiver of certain other conditions, Neel will be merged with and into NEON (the "Merger") with NEON being the surviving corporation. In the Merger, each outstanding share of NEON Common Stock (other than shares held by Sybase and Neel and by stockholders who perfect appraisal rights under Delware law, which will be available if Sybase acquires ninety percent (90%) or more of the outstanding shares of NEON Common Stock in the Offer) will be converted into the right to receive the same consideration as paid to those stockholders who tendered their NEON Common Stock in the Offer.

         Concurrently with the execution of the Reorganization Agreement, certain stockholders of NEON, including all members of NEON's Board of Directors and senior members of NEON's management (the "Stockholders"), entered into Company Stockholder Agreements with Sybase pursuant to which each Stockholder agreed, among other things, to tender for exchange all of such Stockholder's shares of NEON Common Stock in the Offer and to vote all of such shares in favor of the approval and adoption of the Reorganization Agreement. A form of the Company Stockholder Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

No.               Description
---               -----------
2.1      Agreement and Plan of Reorganization, dated as of February 20, 2001, by and among Sybase, Inc., Neel Acquisition Corp. and New Era of Networks, Inc.

2.2      Form of Company Stockholder Agreement, dated as of February 20, 2001, which has been entered into between Sybase, Inc. and each of George F. (Rick) Adam, Jr.; Adam's Investments I,
         LLLP; Adam's Investments II, LLLP; Adam's Investments III, LLLP; Adam's Investments IV, LLLP;
         Adam's Investments V, LLLP; Adam Family Foundation; George F. Adam, Jr. (Trustee, Grantor
         Retained Annuity Trust, f/b/o Christina N. Adam); George F. Adam, Jr. (Trustee, Grantor
         Retained Annuity Trust, f/b/o Eva Jean N. Adam); Melvyn Bergstein; Patrick J. Fortune; Mark L.
         Gordon; Mark L. Gordon (Trustee of the Mark L. Gordon Trust); Rachelle Gordon; Joseph Kasputys;
         Steven Lazarus; Art Cohen (Trustee of the Lazarus Gift Trust); Lazarus Invest., L.P.; ARCH
         Venture Fund II, L.P.; Robert I. Theis; Brian Duff; Leonard Goldstein; Frederick T. Horn;
         Frederick T. Horn (Custodian UTMA, f/b/o Annie Gray Horn); Peter Hoversten; Isabel Hoversten;
         Franz Koepper; Scott Powell; Scott Powell (Custodian UTMA, f/b/o Elaine Powell); Scott Powell
         (Custodian UTMA, f/b/o Joe Powell); Larry Thede; John Valencia; and Stephen E. Webb.

99.1     Press Release of Sybase, Inc., dated February 20, 2001 as filed with the Securities and Exchange
         Commission by Sybase, Inc. on February 21, 2001 pursuant to Rule 425 under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:    February 28, 2001             New Era of Networks, Inc.

                                       By:  /s/ Stephen E. Webb
                                            --------------------------------
                                       Name:    Stephen E. Webb
                                       Title:   Senior Vice President and Chief
                                                Financial Officer

                               INDEX TO EXHIBITS

No.               Description
---               -----------
2.1      Agreement and Plan of Reorganization, dated as of February 20, 2001, by and among Sybase, Inc., Neel Acquisition Corp. and New Era of Networks, Inc.

2.2      Form of Company Stockholder Agreement, dated as of February 20, 2001, which has been entered into between Sybase, Inc. and each of George F. (Rick) Adam, Jr.; Adam's Investments I,
         LLLP; Adam's Investments II, LLLP; Adam's Investments III, LLLP; Adam's Investments IV, LLLP;
         Adam's Investments V, LLP; Adam Family Foundation; George F. Adam, Jr. (Trustee, Grantor
         Retained Annuity Trust, f/b/o Christina N. Adam); George F. Adam, Jr. (Trustee, Grantor
         Retained Annuity Trust, f/b/o Eva Jean N. Adam); Melvyn Bergstein; Patrick J. Fortune; Mark L.
         Gordon; Mark L. Gordon (Trustee of the Mark L. Gordon Trust); Rachelle Gordon; Joseph Kasputys;
         Steven Lazarus; Art Cohen (Trustee of the Lazarus Gift Trust); Lazarus Invest., L.P.; ARCH
         Venture Fund II, L.P.; Robert I. Theis; Brian Duff; Leonard Goldstein; Frederick T. Horn;
         Frederick T. Horn (Custodian UTMA, f/b/o Annie Gray Horn); Peter Hoversten; Isabel Hoversten;
         Franz Koepper; Scott Powell; Scott Powell (Custodian UTMA, f/b/o Elaine Powell); Scott Powell
         (Custodian UTMA, f/b/o Joe Powell); Larry Thede; John Valencia; and Stephen E. Webb.

99.1     Press Release of Sybase, Inc., dated February 20, 2001 as filed with the Securities and Exchange
         Commission by Sybase, Inc. on February 21, 2001 pursuant to Rule 425 under the Securities Act of 1933.